EXHIBIT 10.19.7

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE IDENTIFIED BY THREE ASTERISKS ENCLOSED BY BRACKETS AND UNDERLINED. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ADDENDUM NO. 6 TO

MASTER SERVICES AGREEMENT

THIS ADDENDUM NO. 6 TO MASTER SERVICES AGREEMENT (“Addendum 6”) is dated as of November 22, 2002, by and between Exult, Inc., a Delaware corporation (“Service Provider”) and Bank of America Corporation (“Customer”). All capitalized terms used herein without definition shall have the meanings ascribed to them in that certain Master Services Agreement dated as of November 21, 2000 (as amended to date, the “Existing Agreement”), by and between Service Provider and Customer.

R E C I T A L S

WHEREAS, Service Provider and Customer desire to amend the Existing Agreement pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and other valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.	The Existing Agreement is hereby amended as follows:

a.	Schedule B of the Existing Agreement (including any prior amendments thereto) is amended by replacing Table 3.1.3 in its entirety with Attachment 1 hereto.

b.	Schedule B of the Existing Agreement (including any prior amendments thereto) is amended by replacing Table 3.2 in its entirety, with the Attachment 2 hereto.

2.	In all other respects, the Existing Agreement shall remain unchanged and in full force and effect in accordance with the terms thereof. In the event of any conflict between the terms of the Existing Agreement and the terms set forth herein, the terms set forth herein shall prevail and govern the interpretation of the agreement between the parties hereto.

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the date first above written.

EXULT, INC.

By:
Name:
Title:

BANK OF AMERICA CORPORATION

By:
Name:
Title:

By:
Name:
Title:

ATTACHMENT 1

Key Performance Indicator Table (to replace table in Schedule B, section 3.1.3)

[***]*

ATTACHMENT 2

RSL Table (to replace table in Schedule B, section 3.2)

[***]*

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